SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  Form 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): August 13, 1997

                       Granite State Bankshares, Inc.
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           (Exact name of registrant as specified in its charter)

        New Hampshire                 0-14895               02-0399222
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(State or other jurisdiction   (Commission File No.)     (I.R.S. Employer
      of incorporation)                                 Identification No.)

Registrant's telephone number, including area code: (603) 352-1600
                                                    --------------

                               Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

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Item 5. Other Events.
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      On August 13, 1997, Granite State Bankshares, Inc. (the "Registrant")
announced that it has terminated its stock repurchase program in connection with its acquisition of Primary Bank (the "Acquisition"). The Acquisition is intended to be accounted for as a pooling of interests.

      For further information, see the Registrant's press release included as Exhibit 99 to this report.

Item 7. Financial Statements Pro Forma Financial Information and Exhibits
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      The following Exhibits are filed as part of this report:

      Exhibit 99 Press Release of Granite State Bankshares, Inc.

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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       GRANITE STATE BANKSHARES, INC.


DATE: August 14, 1997                  By: /s/ William G. Pike
                                           ---------------------------
                                           William G. Pike
                                           Executive Vice President and
                                           Chief Financial Officer

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                                EXHIBIT INDEX

The following Exhibits are filed as part of this report:

      Exhibit 99   Press Release of Granite State Bankshares, Inc.

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